SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          April 15, 2014
                          Date of Report
                 (Date of Earliest Event Reported)

                  FIG RUN ACQUISITION CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

Delaware                    000-55071               46-3570877
(State or other
jurisdiction          (Commission File Number)   (IRS Employer
of incorporation)                                Identification No.)

                    3500 South Dupont Highway
                      Dover, Delaware 19901
             (Address of Principal Executive Offices)

                          323-540-9325
                 (Registrant's Telephone Number)

ITEM 4.01 Changes in Registrant's Certifying Accountant

     Subsequent to the change in control of Fig Run Acquisition Corporation to new management on March 10, 2014, the Board of Directors determined not to continue with the Registrant's accountants and to engage a different accounting firm with whom they were familiar. On April 15, 2014, Anton & Chia, LLP, Newport Beach, California, the former accountants, were dismissed.

     The prior accountant's audited report on the financial statements for the period July 2, 2013 (inception) through December 31, 2013 contains a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date of the report, and-or obtain additional financing from its stockholders and/or other third parties.

     The unaudited financial statements as of and for the period July 2, 2013 (inception) through September 30, 2013 contain a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date to the date of the report, and- or obtain additional financing from its stockholders and-or other third parties.

     In connection with the audits of the Company's financial statements for the period from July 2, 2013 (inception) to December 31, 2013 and the period July 2, 2013 (inception) through the date of dismissal, April 15, 2014, there were no disagreements with the former accountants, Anton & Chia, LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

     The Registrant has provided Anton & Chia with a copy of this disclosure and has requested that they furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Anton & Chia addressed to the U.S. Securities and Exchange Commission is filed as an Exhibit to this Current Report on Form 8-K.

     On May 14, 2014 (the "Engagement Date"), the Company engaged KCCW Accountancy Corp. as its independent registered public accounting firm. The decision to engage KCCW Accountancy as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

     The address of KCCW Accountancy Corp. is:

          22632 Golden Springs Drive
          #230
          Diamond Bar, California 91765

     During the period July 2, 2013 (inception) and through May 14, 2014, (the date KCCW Accountancy was appointed), the Company, nor any one on its behalf, did not consult with it in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, or any other matters or reportable eventsas defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01   EXHIBITS

     16.1 Letter from former certifying public accountant


                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                         FIG RUN ACQUISITION CORPORATION


Date: June 12, 2014       /s/Hagop Jack Chamlian
                             Chief Executive Officer